                                                                   Exhibit 10.26
                           LEASE AMENDMENT NUMBER FIVE


         THIS LEASE AMENDMENT NUMBER FIVE is made this second day of August, 1999, by and between the Port Authority of the City of St. Paul, a public body corporate and politic, created pursuant to Chapter 469 of Minnesota Statutes, herein called "Lessor," and Endocardial Solutions, Inc., a Delaware corporation, herein called "Tenant."

                                    RECITALS

         WHEREAS, by a Lease dated September 15, 1993, Endocardial Therapeutics, Inc. did lease from Lessor Suite 110E on the first floor in that certain office building known as Energy Park Place East Building, located at 1350 Energy Lane, St. Paul, Minnesota; and by the Lease Modification and Extension Agreement dated February 6, 1995, Tenant did lease Suite 107E and extended term; and by the Lease Amendment Number Two dated May 16, 1995, the tax clause was modified; and by Lease Amendment Number Three dated June 4, 1996, Tenant did Lease Suite 113E and extended term; and by a notice letter dated March 31, 1997 and acceptance letter dated June 16, 1997, Tenant exercised its option to extend, and by Lease Amendment Number Four dated January 23, 1998, Tenant did lease Suite 207. Said space consists of approximately 21,535 rentable square feet, is shown in Exhibit A attached to said Lease, and is herein called the "Premises" and the "Existing Space."

         WHEREAS, the term of said Lease expired on March 31, 1999 and continued month-to-month thereafter; and

         WHEREAS, the parties wish to extend term, add certain space to the Premises, and make certain changes to said Lease.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in said Lease, the parties hereto agree as follows:

         1. ENLARGEMENT OF PREMISES: Effective as of October 1, 1999, the description of the Premises contained in said lease is amended so as to add Suite 106E, consisting of approximately 2,138 rentable square feet, and effective as of October 1, 1999, Suite 105E is added, consisting of 4,893 rentable square feet, and effective October 1, 1999, Suite 104E is added, consisting of 1,834 rentable square feet, and effective September 30, 1999 Suite 207E is subtracted consisting of 4,056 rentable square feet, and hereinafter called the "Additional Space." As of October 1, 1999, the total space (hereinafter called the "Enlarged Premises") leased to Tenant under said Lease shall consist of a total area of approximately 26,344 rentable square feet. The Enlarged Premises are generally shown on the floor plan attached hereto as Exhibit "A," which exhibit is made a part hereof by this reference. As of October 1, 1999, that certain Exhibit "A" attached to said Lease is hereby superseded (by Exhibit "A" attached hereto) and of no further force and effect.

         2. NET BASE RENT: Effective as of the dates below, the net base rent payable shall be as follows for the extended term:


---------------------------------------------------------------------------------
                                                                     NET BASE
        DATES                    SUITE                  SF         RENT/RSF/YR
---------------------------------------------------------------------------------
    4/1/99-9/30/99           110E/107E/113E           17,479          $9.00
                                  207E                 4,056          $9.00
                                                      ------
                                 Total                21,535
---------------------------------------------------------------------------------
   10/1/99-3/31/00           110E/107E/113E           17,479          $9.00
                             104E/105E/106E            8,865          $9.00
                                                      ------
                                 Total                26,344
---------------------------------------------------------------------------------
    4/1/00-3/31/01           110E/107E/113E           17,479          $9.50
                             104E/105E/106E            8,865          $9.50
                                                      ------
                                 Total                26,344
---------------------------------------------------------------------------------

The base rent, as increased herein, shall continue to be payable in advance by the first of each month and subject to operating expenses and taxes as well as its separately metered utilities. Tenant is solely responsible for its own janitorial and garbage removal and disposal for the Enlarged Premises. If the Additional Space is added to the Premises on a date prior to October 1, 1999, the resulting increase in rent shall be prorated for such partial month.

              3. EXTENSION OF LEASE TERM: The term of the Lease is hereby extended for a period of two (2) years, from April 1, 1999 to and including March 31, 2001.

              4.    CONDITION OF EXISTING AND ADDITIONAL SPACE/TENANT'S WORK:
Tenant is presently in possession of the Existing Premises and accepts same in its present condition as of the date hereof. Tenant has inspected the Additional Space including but not limited to HVAC capacity and distribution, electrical capacity and distribution, and telecommunication capacity and distribution and accepts same as of the date hereof. Any improvements to be done by Tenant to the Additional Space shall be at Tenant's sole cost and expense, and shall be performed in accordance with the provisions of said Lease. Tenant agrees that any additional HVAC modifications must comply with Energy Center regulations. Any supplemental, non Energy Center connected, existing HVAC units must remain as designed prior to Tenant's occupancy. Pursuant to Sections 5 and 6 of this Lease and provided Lessor approves plan, and contractors are licensed, bonded and insured, Tenant shall proceed to complete certain improvements to Suites 106E, 105E and 104E as shown on attached Exhibit E. Provided Tenant is not in default, and in consideration of Tenant accepting the Premises in "as-is" condition and completing its own tenant improvements, Lessor agrees to reimburse Tenant for the cost of building standard improvements, including architectural fees, permits, performance and payment bonds, demolition, and construction financing, prior to November 1, 1999. The tenant improvement reimbursement shall be given to Tenant in the form of Net Base Rent Abatement. Upon completion of tenant improvements, Tenant shall present Lessor with copies of all invoices, contractor unconditional lien releases and a complete set of "As-Built" drawings. Then, Tenant and Lessor agree to execute an amendment to this Lease setting forth the amount of Rent Abatement which shall be equivalent to the actual amount Tenant spends on building standard improvements for Suites 106E, 105E and 104E, not to exceed $57,497.00 in Net Base Rent. If Tenant does not improve Suites 106E, 105E and 104E by said amount by November 1, 1999, said rent credit is null and void. Any improvement costs amount over this allowance is Tenant's sole responsibility.

          5. FINANCIAL STATEMENT: Attached as Exhibit "F" are Tenant's updated audited corporate financial statements.

          6.  MISCELLANEOUS:

              (a) The provisions of this Lease Amendment shall be fully applicable to the Enlarged Premises and shall remain in full force and effect for the duration of the term of said Lease, as extended herein.

              (b) Except as otherwise set forth herein, all of the terms and conditions of said Lease shall remain in full force and effect, and shall be fully applicable to the Additional Space as well as the Existing Space, throughout the duration of the term of said Lease, as extended herein. Said Lease, as amended herein, constitutes the entire agreement between the parties hereto, and no further modification of said Lease shall be binding unless evidenced by an agreement in writing signed by Lessor and Tenant.

              (c) The captions and paragraph numbers appearing in the Amendment are inserted only as a matter of convenience and in no way define, limit, construe, affect or describe the scope or intent of the provisions in this Amendment.

         7. This Lease Amendment Number Five will not be in effect until duly signed by Lessor and Tenant.

IN WITNESS WHEREOF, Lessor and Tenant have executed this Lease Amendment Number Five as of the day and year first above written.

LESSOR:                                       TENANT:

PORT AUTHORITY OF THE CITY OF SAINT PAUL      ENDOCARDIAL SOLUTIONS, INC.

By:  /s/ Kenneth R. Johnson                   By:  /s/ Leota Pearson
    ---------------------------------            -----------------------------
Its: President                                Its: VP Finance & CFO
    ---------------------------------            -----------------------------


By:                                           By:
    ---------------------------------            -----------------------------
Its:                                          Its:
    ---------------------------------            -----------------------------


--------------------------------------------------------------------------------
CONSULT YOUR ATTORNEY: This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency, legal effect, or tax consequence of this document or the transaction to which it relates. These are questions for your attorney and financial advisors.
--------------------------------------------------------------------------------